Exhibit 10.1

SIXTH AMENDMENT TO LOAN AGREEMENT

     This Sixth Amendment to Loan Agreement (this "Agreement") dated as of March 31, 2009, is entered into among Lithia Motors, Inc., an Oregon corporation ("Borrower"); the lenders which are from time to time parties to the Loan Agreement (each a "Lender" and any two or more "Lenders"); and U.S. Bank National Association, as agent for the Lenders (in such capacity, "Agent").

R E C I T A L S

                      A.      Borrower, the Lenders and Agent have entered into a Loan Agreement dated as of August 31, 2006, which has been amended by amendments dated as of June 29, 2007, February 13, 2008, March 17, 2008, August 15, 2008, and December 12, 2008 (collectively, the "Loan Agreement").

                      B.      The parties wish to modify the terms and conditions of the Loan Agreement, as set forth below.

                      For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                      1.      Amendments to Loan Agreement.

                              1.1       Changed Definitions. The following defined terms in Section 1.1 of the Loan Agreement are deleted and replaced with the following:

            "LIBOR Rate" means the one-month LIBOR rate quoted by Agent from Reuters Screen LIBOR01 Page or any successor thereto, which shall be that one-month LIBOR rate in effect two Business Days prior to the beginning of each calendar month, adjusted for any Reserve Requirements and any subsequent costs arising from a change in government regulation, such rate to be reset at the beginning of each succeeding month; provided, however, if the first Loan is made other than on the first day of the month, the initial monthly LIBOR Rate shall be that one-month LIBOR rate in effect two Business Days prior to the date of the initial Loan, which rate shall be in effect for the remaining days of the month in which such Loan is made; such monthly LIBOR Rate to be reset at the beginning of each succeeding month. Agent's internal records of applicable interest rates shall be determinative in the absence of manifest error.

            "Swingline Commitment" means (a) $35,000,000 through September 29, 2009; (b) $25,000,000 from September 30, 2009 through December 30, 2009; and (c) $12,500,000 on and after December 31, 2009.

            "Total Revolving Loan Commitment" means (a) $150,000,000 prior to the Sixth Amendment Date; (b) $100,000,000 from the Sixth Amendment Date through April 30, 2009; (c) $75,000,000 from May 1, 2009 through September 29, 2009; (d) $50,000,000 from September 30,

2009 through December 30, 2009; and (e) $25,000,000 on and after December 31, 2009.

                              1.2           New Definitions.  The following definitions are hereby added to Section 1.1 of the Loan Agreement:

               "Base Rate"  means, as of any date of determination, the greatest of (a) the Prime Rate in effect on such date, (b) the Federal Funds Rate in effect on such date plus 1.50% or (c) the Daily Reset LIBOR Rate in effect on such date plus 2.0%.

               "Daily Reset LIBOR Rate"  means the one-month LIBOR rate quoted by Agent from Reuters Screen LIBOR01 Page or any successor thereto, which shall be that one-month LIBOR rate in effect on and reset on each Business Day, adjusted for any Reserve Requirements and any subsequent costs arising from a change in government regulation. Agent’s internal records of applicable interest rates shall be determinative in the absence of manifest error.

               "Sixth Amendment Date"  means the date of the Sixth Amendment to Loan Agreement between Borrower, the Lenders, and Agent.

                              1.3           Swingline Loans.  Sections 3.1.1 and 3.1.2 of the Loan Agreement are deleted and replaced with the following:

                          3.1.1   Maximum Amount.  Subject to the terms and conditions of this Agreement, the Swingline Lender may, in its sole discretion, but without any obligation to do so, make loans (each, a "Swingline Loan" and collectively, the Swingline Loans") to Borrower on a revolving credit basis during the period from the Closing Date to but not including the Expiration Date; provided that (a) the aggregate outstanding principal balance of the Swingline Loans shall not at any time exceed the Swingline Commitment; and (b) the outstanding principal balance of all Revolving Loans made by all Lenders plus the outstanding principal balance of all Swingline Loans, plus the LC Outstandings, shall not at any time exceed the Maximum Amount.

                         3.1.2   Term.  Subject to the terms and conditions hereof, Borrower may borrow, prepay and reborrow Swingline Loans. The availability of Swingline Loans shall terminate automatically and permanently on the Expiration Date and no Swingline Loans shall be made on or after that date.

                              1.4           Interest Rate.  Effective as of the Sixth Amendment Date, Section 5.1.1 of the Loan Agreement is deleted and replaced with the following:

5.1.1        Interest Rate.  Unless the Default Rate is applicable, (a) the Revolving Loans shall bear interest at a variable per annum rate equal to the LIBOR Rate plus 4.40% ("Revolving Loan Borrowing

Rate"); and (b) the Swingline Loans shall bear interest at a variable per annum rate equal to the LIBOR Rate plus 4.40% ("Swingline Borrowing Rate"), in each case adjusted without notice on the date of each change in the LIBOR Rate.

                              1.5           Unavailability or Illegality.  Section 6.3 of the Loan Agreement is deleted and replaced with the following:

                6.3           Unavailability or Illegality.  If at any time any Lender determines that the LIBOR Rate is unascertainable or unavailable or that the LIBOR Rate will not adequately and fairly reflect the cost of maintaining or funding the Loans, or if, because of the introduction of or any change in, or because of any judicial, administrative or other governmental interpretation of, any law or regulation, it becomes unlawful for any Lender to make, fund or maintain Loans based on the LIBOR Rate, then such Lender’s obligation to make, fund or maintain any such loans at the Revolving Loan Borrowing Rate or Swingline Borrowing Rate shall terminate and the Loans of such Lender shall, on the earlier of the date specified by Agent in a notice to Borrower or on date the making, funding or maintaining of such Loans becomes unlawful, be converted to Loans bearing interest at a variable rate equal to the Base Rate plus 1.80%.

                             1.6           Total Net Worth.  Effective as of March 31, 2009, Section 10.1.1 of the Loan Agreement is deleted and replaced with the following, it being understood that for time periods prior to such date, Section 10.1.1 shall be calculated in accordance with the provisions then in effect:

                         10.1.1 Total Net Worth.  The Total Net Worth for Borrower and its Subsidiaries, on a consolidated basis, as of the last day of any fiscal quarter, shall not be less than (a) $175,000,000 as of March 31, 2009; or (b) on and after June 30, 2009, (i) $175,000,000 plus (ii) seventy five percent (75%) of consolidated net income (to the extent such amount is positive, but without deduction for consolidated net loss) for fiscal quarters ending on or after June 30, 2009, plus (iii) one hundred percent (100%) of the consolidated net cash proceeds realized from the issuance of any equity securities by Borrower or any of its Subsidiaries (and other capital contributions made to Borrower or any of its Subsidiaries) after March 31, 2009.

                          As used herein, "Total Net Worth" means for any Person (a) the net book value of all of such Person's assets, minus (b) all of such Person's liabilities.

                             1.7           Current Ratio.  The first paragraph of Section 10.1.2 of the Loan Agreement is deleted and replaced with the following:

Current Ratio.  The Current Ratio for Borrower and its Subsidiaries on a consolidated basis, as of the last day of each fiscal quarter, shall not be less than (a) 1.20 to 1.0 as of the last day of each fiscal quarter ending on or before March 31, 2009, (b) 1.05 to 1.0 as of June 30, 2009 and September 30, 2009, and (c) 1.10 to 1.0 as of the last day of each fiscal quarter ending on or after December 31, 2009.

                              1.8           Approved Sales.

                                              1.8.1           Sections 12.1.2 and 12.1.3 of the Loan Agreement are deleted and replaced with the following:

                                   12.1.2     Notwithstanding the provisions of Section 12.1.1, Borrower or any Subsidiary may sell all or substantially all of the assets (including Equity Interests) of any Dealership or other Subsidiary (or of any business unit or franchise of a Dealership or other Subsidiary) for not less than fair market value, if no Default shall exist immediately prior to or upon giving effect to any such sale, and

                                   (a)           the sale is included on the Schedule of Approved Sales attached hereto (which shall replace the Schedule of Approved Sales attached to the Fifth Amendment to Loan Agreement dated December 12, 2008) or

                                   (b)           Required Lenders have consented in writing to the sale and Borrower has complied with all terms and conditions of such consent, it being acknowledged that Required Lenders have consented to the sales of facilities in Issaquah, Washington and Burlingame, California which occurred in August, 2008.

                                   12.1.3      Notwithstanding the provisions of Sections 12.1.1 and 12.1.2, any Subsidiary that no longer has assets (or that has assets with an aggregate book value less than $25,000) may discontinue operations and dissolve or liquidate unless such action would constitute a Material Adverse Effect or any Default shall exist immediately prior to or upon giving effect thereto.

                                            1.8.2            Section 12.1.4 of the Loan Agreement is hereby deleted.

                             1.9          Subordinated Debt.       Section 12.5 of the Loan Agreement is deleted and replaced with the following:

                                            12.5             Subordinated Debt.

                                  12.5.1       Borrower will not and will not permit any Loan Party to, make any redemption, prepayment, principal payment, defeasance or repurchase of any Subordinated Debt other than the Senior Subordinated Notes, or agree to modify the terms of any Subordinated Debt other than the Senior Subordinated Notes, except that Borrower or any Loan Party may take any of the foregoing actions so long as no Event of Default has occurred or will exist after giving effect to such action.

                  12.5.2      Borrower will not and will not permit any Loan Party to, make any redemption, prepayment, principal payment, defeasance or repurchase of all or any of the Senior Subordinated Notes, or agree to modify the terms of the Senior Subordinated Notes; provided, however, that so long as no Event of Default has occurred or will exist after giving effect thereto (a) Borrower may repurchase Senior Subordinated Notes prior to May 1, 2009, and (b) Borrower may repurchase the Senior Subordinated Notes on May 1, 2009, if and to the extent requested to do so by the noteholders in accordance with the terms of the Indenture governing the Senior Subordinated Notes.

                              1.10           Debt.  The following is hereby added to Section 12.10 (Debt) of the Loan Agreement:

                  (n)           Debt appearing as a claims reserve (or similar term) on the balance sheet of Borrower and its Subsidiaries, which represents amounts which have been received but which will be expended to pay warranty and service claims by customers of the Dealerships.

                       2.      Exhibits D and E.  Exhibit D (Compliance Certificate) and Exhibit E (Borrowing Base Certificate) are deleted and replaced with the Exhibits D and E attached hereto.

                       3.      Schedule 1.  Schedule 1 to the Loan Agreement is deleted and replaced with the Schedule 1 attached hereto.

                       4.      Consent of Lenders.

                                4.1      Lithia of Spokane, Inc. has entered into an agreement to sell the Mercedes Benz of Spokane dealership. Part of the consideration for the sale is a promissory note payable by the buyer to Lithia Real Estate, Inc. (the "Mercedes of Spokane Note"). Pursuant to Section 12.6(m) of the Loan Agreement, the Lenders hereby consent to the Mercedes of Spokane Note in a principal amount of up to $4,000,000.

                       5.      Conditions Precedent.  The effectiveness of this Agreement is subject to satisfaction of each of the following conditions:

                                5.1      Agent has received executed originals of this Agreement and such other Loan Documents as Agent requires and Borrower and each Guarantor have provided such information and satisfied such requirements as Agent reasonably requires.

                                5.2      No Default shall have occurred and be continuing under the Loan Agreement.

                                5.3      The outstanding principal balance of the Obligations does not exceed the Maximum Amount, as in effect after giving effect to the amendments set forth in this Agreement.

                                5.4       Borrower has paid to Agent, for the account of the Lenders, in accordance with their Pro Rata Shares of the Revolving Loan Commitments, an amendment fee in the amount of $40,000.

                                  5.5      All representations and warranties in the Loan Agreement and in this Agreement are true and correct as of the date of this Agreement.

                        6.       Defined Terms.  Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

                        7.       Reaffirmation; Release.  By signing this Agreement or the attached Acknowledgment:

                                  7.1      Borrower and each Guarantor (each, a "Loan Party") affirm that the representations and warranties in each of the existing Loan Documents are and will be true, correct and complete as of the date hereof, and agree that (i) except as amended previously or in connection herewith, each Loan Document is and shall remain valid and enforceable in accordance with its terms and (ii) such Borrower or Guarantor has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, or the indebtedness and obligations represented by the Notes, Guaranties, Security Documents and other Loan Documents.

                                 7.2      Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their parent corporations, affiliates, subsidiaries, employees, successors, agents, assigns, representatives, and attorneys (collectively, "Lenders' Agents"), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Guaranties and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or Lenders' Agents.

                        8.       References.  On and after the effective date of this Agreement, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

                        9.       Representations and Warranties.  Each Loan Party represents and warrants to Agent and the Lenders as follows:

                                  9.1     Authorization.  (a) It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Agreement (the "Amended Agreement"), (b) its execution, delivery and performance of this Agreement and the other Loan Documents and all documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Agreement has been duly executed and delivered by each Loan Party and this Agreement and the Amended Agreement are the legally valid and binding obligations of each Loan party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                     9.2      Absence of Default.  No Event of Default has occurred and is continuing and no event will result from the consummation of the transactions contemplated by this Agreement that would constitute a Default or Event of Default.

                    10.        Expenses.  Borrower shall pay all outside and/or third party costs, fees and expenses (including without limitation, attorney fees) incurred by Agent and each Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and any other document required to be furnished herewith.

                    11.        Recitals.  The Recitals are hereby incorporated herein.

                    12.        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

(signature page follows)

LITHIA MOTORS, INC.	U.S. BANK NATIONAL ASSOCIATION, as Agent, Lender, Swingline Lender, and Issuing Lender

By: /s/ Jeff DeBoer
Name: Jeff DeBoer
Title:SVP and CEO

CHRYSLER FINANCIAL SERVICES
AMERICAS LLC, as Lender

By: /s/ Judy C. Johnson
Name: Judy C. Johnson
Title: Credit Director National Accounts

DCFS USA LLC, as Lender

By: /s/ Michele Nowak
Name: Michele Nowak
Title: Credit Director
         National Accounts

By: /s/ Silvia K. Boulger Name: Silvia K. Boulger Title: Vice President TOYOTA MOTOR CREDIT CORPORATION, as Lender By: /s/ Mark Doi Name: Mark Doi Title: National Dealer Credit Manager

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

     Each Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing amendment.

Hutchins Eugene Nissan, Inc.
Hutchins Imported Motors, Inc.
LAD Advertising, Inc.
LGPAC, Inc.
Lithia Auto Services, Inc.
Lithia BNM, Inc.
Lithia DE, Inc.
Lithia DM, Inc.
Lithia Financial Corporation
Lithia Aircraft, Inc.
Lithia HPI, Inc.
Lithia Klamath, Inc.
L2 Auto, Inc.
Lithia Medford Hon, Inc.
Lithia Motors Support Services, Inc.
Lithia MTLM, Inc.
Lithia of Roseburg, Inc.
Lithia Real Estate, Inc.
Lithia Rentals, Inc.
Lithia Rose-FT, Inc.
Lithia SOC, Inc.
Saturn of Southwest Oregon, Inc.
Lithia Chrysler Jeep of Anchorage, Inc.
Lithia Imports of Anchorage, Inc.
Lithia NA, Inc.
Lithia of Anchorage, Inc.
Lithia of Fairbanks, Inc.
Lithia of South Central AK, Inc.
Lithia CIMR, Inc.
Lithia DC, Inc.
Lithia FMF, Inc.
Lithia JEF, Inc.
Lithia MMF, Inc.

Lithia NF, Inc.
Lithia of California, Inc.
Lithia of Eureka, Inc.
Lithia Seaside, Inc.
Lithia Sea P, Inc.
Lithia of Santa Rosa, Inc.
Lithia TKV, Inc.
Lithia TR, Inc.
Lithia Centennial Chrysler Plymouth Jeep, Inc.
Lithia Cherry Creek Dodge, Inc.
Lithia Colorado Jeep, Inc.
Lithia Colorado Springs Jeep Chrysler Plymouth, Inc.
Lithia Foothills Chrysler, Inc.
Lithia of Thornton, Inc.
Lithia CCTF, Inc.
Lithia Ford of Boise, Inc.
Lithia of Caldwell, Inc.
Lithia of Pocatello, Inc.
Lithia Poca-Hon, Inc.
Lithia of TF, Inc.
Lithia MBDM, Inc.
Lithia of Des Moines, Inc.
Lithia CDH, Inc.
Lithia HGF, Inc.
Lithia of Billings, Inc.
Lithia of Great Falls, Inc.
Lithia of Helena, Inc.
Lithia of Missoula, Inc.
Lithia CJD of Omaha, Inc.
Lithia CJDSF, Inc.
Lithia of Santa Fe, Inc.
Lithia Reno Sub-Hyun, Inc.
Lithia SALMIR, Inc.
Lithia ND Acquisition Corp. #1
Lithia ND Acquisition Corp. #3
Lithia ND Acquisition Corp. #4
Lithia Automotive, Inc.
Camp Automotive, Inc.
Lithia BC, Inc.
Lithia DC of Renton, Inc.
Lithia Dodge of Tri-Cities, Inc.
Lithia FTC, Inc.
Lithia HyR, Inc.
Lithia IC, Inc.
Lithia of Seattle, Inc.
Lithia of Spokane, Inc.
Lithia of Wenatchee, Inc. TC Hon, Inc.
Lithia of Cedar Rapids #1, Inc.

Lithia of Cedar Rapids #2, Inc.
Lithia of Cedar Rapids #3, Inc.
Lithia AcDM, Inc.
Lithia HDM, Inc.
Lithia NDM, Inc.
Lithia VAuDM, Inc.
Lithia Bryan Texas, Inc.
Lithia CJDO, Inc.
Lithia CJDSA, Inc.
Lithia CM, Inc.
Lithia CO, Inc.
Lithia CSA, Inc.
Lithia DMID, Inc.
Lithia HMID, Inc.
Lithia NSA, Inc.
Lithia of Abilene, Inc.
Lithia of Corpus Christi, Inc.
Lithia of Midland, Inc.
Lithia TA, Inc.
Lithia TO, Inc.
Lithia VaUB, Inc.
Lithia Community Development Company, Inc.
L2 Auto of Colorado, Inc.
L2 Auto of Texas, Inc.
L2 Auto of Idaho, Inc.

By: /s/ Jeff DeBoer
Name: Jeff DeBoer
Title: Authorized Agent

SOE, LLC
Lynnwood Properties, LLC
Lithia GP of Texas, LLC

By: /s/ Jeff DeBoer
Name: Jeff DeBoer
Title: Authorized Agent

SCHEDULE 1

Name of Financial Institution	Pro Rata Share of Revolving Loans	Revolving Loan Commitment
		Prior to Sixth Amendment Date	Sixth Amendment Date through 4/30/09	5/1/09 – 9/29/09	9/30/09 – 12/30/09	12/31/09 and Thereafter
U.S. Bank National Association	25.0%	$37,500,000	$25,000,000	$18,750,000	$12,500,000	$6,250,000
Chrysler Financial Services Americas LLC	25.0%	$37,500,000	$25,000,000	$18,750,000	$12,500,000	$6,250,000
Toyota Motor Credit Corporation	25.0%	$37,500,000	$25,000,000	$18,750,000	$12,500,000	$6,250,000
DCFS USA LLC	25.0%	$37,500,000	$25,000,000	$18,750,000	$12,500,000	$6,250,000
TOTAL	100%	$150,000,000	$100,000,000	$75,000,000	$50,000,000	$25,000,000

EXHIBIT D
 COMPLIANCE CERTIFICATE

     This Compliance Certificate is executed and delivered by Lithia Motors, Inc. ("Borrower") to U.S. Bank National Association, as Agent (in such capacity, "Agent") pursuant to the requirements of the Loan Agreement dated as of August 31, 2006 between Borrower, the Lenders which are from time to time parties thereto, and Agent ("Loan Agreement"). Any capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement. This Compliance Certificate covers the four (4) consecutive fiscal quarters ended __________________ with respect to Section 10.1.3 and 10.1.4 of the Loan Agreement and is prepared as of _______________ with respect to Sections 10.1.1 and 10.1.2 of the Loan Agreement.

     1. A review of the activities of the Borrower during the fiscal period covered by this Compliance Certificate has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all of their obligations under the Loan Agreement. To the best knowledge of the undersigned, during such fiscal period all covenants and conditions of the Borrower have been performed and observed and no Default has occurred and is continuing under the Loan Agreement [with the exceptions set forth below in response to which Borrower has taken or propose to take the following actions:
______________________________________________________________________________ ______________________________________________________________________________     ___________________________________________.]

     2. To the best knowledge of the undersigned, no event or circumstance which has had or may have a Material Adverse Effect has occurred since the last Compliance Certificate was delivered [with the exceptions set forth below:

______________________________________________________________________________ ______________________________________________________________________________     ___________________________________________.]

     3. Attached are the calculations showing whether Borrower was in compliance with Sections 10.1.1, 10.1.2, 10.1.3, and 10.1.4 of the Loan Agreement as of the end of the fiscal period covered by this Compliance Certificate. Each such calculation is derived from the books and records of Borrower and correctly reflects whether Borrower is in compliance with the applicable Sections of the Loan Agreement.

     4. Borrower hereby gives notice of a Current Assets Election in the Specified Current Assets Commitment Amount of $ _____________.

        This Compliance Certificate is executed on ______________________________.

LITHIA MOTORS, INC.

By:______________________
Name:___________________
Title:_____________________

Calculation of Financial Covenants
 ______________________________________________________________________________

Amounts in Thousands
10.1.1	Total Net Worth

	A.	Required Total Net Worth

		1	.	$175,000,000.00	$

		2	.	PLUS 75% of positive net income for quarters
				ending on or after 6-30-09	$

		3	.	PLUS Proceeds from issuance of equity securities
				(and other capital contributions) after 3-31-09	$

				Minimum Requirement	$

	B.			Net Book Value of Assets	$

	C.			MINUS Total Liabilities	$

	D.			Total Net Worth	$

10.1.2	Current Ratio

	A.	Borrowing Base Minus the Total Outstandings			$

	B.	Specified Current Assets Commitment Amount			$

	C.	Total Revolving Loan Commitment minus Total
		Outstandings			$

	D.	Current Assets Commitment Amount (least of A,
		B, and C)			$

	E.	Consolidated Current Assets (including any Current
		Assets Commitment Amount specified above)			$

	F.	MINUS Receivables from Related Parties			$

	G.	Total Current Assets			$

	H.	Total Current Liabilities (if the Expiration Date is
within one year, including any Current Assets
		Commitment Amount specified above)(1)			$

__________________
1 Excludes any portion of Senior Subordinated Notes, which is not due and payable.

	I.	Permitted Ratio of G to H: Not less than______ to 1.0.

		RATIO:		____	to 1.0

10.1.3	Fixed Charge Coverage Ratio

	A.	EBITDAR

		1.	Consolidated Net Income (or Loss)	$__________

		2.	PLUS interest expense	$__________

		3.	PLUS income tax expense	$__________

		4.	PLUS depreciation expense	$__________

		5.	PLUS amortization expense	$__________

		6.	PLUS goodwill impairment charges	$__________

		7.	PLUS stock-based compensation
			charges	$__________

		8.	PLUS other approved non-cash
			charges	$__________

		9.	MINUS non-cash gains	$__________

		10.	PLUS rental expense	$__________

		11.	PLUS extraordinary losses	$__________

		12.	MINUS extraordinary gains	$__________

		13.	PLUS or MINUS Excluded Items	$__________

		14.	PLUS Other Income(2)	$__________

		Total EBITDAR		$__________

	B.	PLUS pro forma Permitted Acquisitions EBITDA		$__________

	C.	1.	MINUS Dividends paid in cash	$__________

		2.	MINUS Income taxes paid in cash	$__________

__________________
2 Maximum $10 million for fiscal quarter ending 6-30-08, $10 million for fiscal quarter ending 9-30-08, $0 for other fiscal quarters.

			3.	MINUS Maintenance capital	$__________
expenditures

TOTAL EBITDAR plus EBITDA from acquisitions
minus Dividends paid in cash, Income Taxes paid in
cash and Maintenance Capital Expenditures ("Total
		Adjusted EBITDAR")			$__________

	D.	Fixed Charges

			1.	Interest paid in cash	$__________

			2.	PLUS Required principal payments on	$__________
Debt (except Senior Subordinated
Notes)

			3.	PLUS Rental expense	$__________

		TOTAL Fixed Charges			$__________

	E.	Permitted Ratio of Total Adjusted EBITDAR to Total
Fixed Charges: Not less than_____ to 1.0

		RATIO:			____	to 1.0

10.1.4	Cash Flow Leverage

	A.	Adjusted Funded Debt

		1.	Current Maturities of Long Term Debt		$__________

		2.	PLUS Long Term Debt, less current maturities		$__________

		3.	PLUS Flooring Notes Payable		$__________

		4.	Total Funded Debt		$__________

		5.	MINUS Subordinated Debt		$__________

		6.	MINUS Flooring Notes Payable (New and
			Program Inventory)		$__________

		7.	MINUS Service Loaner Vehicle Notes		$__________

		8.	MINUS Real Estate Debt		$__________

	9.	PLUS Current Asset Commitment Amount	$ __________

	Total Adjusted Funded Debt		$ __________

B.	EBITDA

	1.	Consolidated Net Income (or Loss)	$ __________

	2.	PLUS interest expense	$ __________

	3.	PLUS income tax expense	$ __________

	4.	PLUS depreciation expense	$ __________

	5.	PLUS amortization expense	$ __________

	6.	PLUS goodwill impairment charges	$ __________

	7.	PLUS stock-based compensation
		charges	$ __________

	8.	PLUS other approved non-cash
		charges	$ __________

	9.	MINUS non-cash gains	$ __________

	10.	MINUS all extraordinary gains (or
		PLUS extraordinary losses)	$ __________

	11.	PLUS or MINUS Excluded Items	$ __________

	12.	PLUS Other Income

	13.	PLUS pro forma Permitted Acquisitions
		EBITDA	$ __________

	Total EBITDA		$ __________

	1.	MINUS Floorplan Interest	$ __________

	2.	MINUS Real Estate Debt Interest	$ __________

	3.	MINUS Required Principal Payments
		on Real Estate Debt	$ __________

Total EBITDA MINUS Floorplan Interest, Real
Estate Debt Interest, and Required Principal Payments
	on Real Estate Debt ("Total Adjusted EBITDA")	$__________

D.	Permitted Ratio of Total Adjusted Funded Debt to Total
Adjusted EBITDA: Not greater than ________to 1.0

	RATIO:	______to 1.0

EXHIBIT E
 BORROWING BASE CERTIFICATE

This Borrowing Base Certificate is executed and delivered by Lithia Motors, Inc. ("Borrower") to U.S. Bank National Association, as Agent (in such capacity, "Agent") pursuant to the requirements of Section 10.2.6 of the Loan Agreement dated as of August 31, 2006, between Borrower, the Lenders which are from time to time parties thereto, and Agent ("Loan Agreement"). Any capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement. This Borrowing Base Certificate is prepared as of ___________________ ("Calculation Date").

     Attached are the calculations showing the status of the Borrowing Base as of the Calculation Date. The Borrowing Base Certificate has been prepared in accordance with the requirements of the Loan Agreement and the information contained therein is true, accurate and complete as of the Calculation Date.

This Borrowing Base Certificate is executed on ______________________________.

LITHIA MOTORS, INC.

By:__________________________
Title:_________________________

               Borrowing Base Calculation

[Date]

(a) Vehicle Equity:
1	.	Contracts in Transit		$________

2	.	Vehicle Receivables		$ ________
		a.	Vehicle Receivables	$ ________
		b.	Less: amounts outstanding 30+ days	- $ ________

3	.	Cash on Deposit with perfected security
		interest (1)		$ ________
		a.	Cash and Cash Equivalents (per
			balance sheet)	$ ________
		b.	Less:
		c.	Undeposited Cash	- $ ________
		d.	Insurance Trust Accounts	- $ ________
		e.	Ford Money Market Account	- $ ________
		f.	Ameritrade Cash Balance	- $ ________
		g.	Lynwood Security Deposit Trust	- $ ________
		h.	Washington Customer Deposit Trust
			Accounts	- $ ________
		i.	Nevada Sales Tax Trust Accounts	- $ ________
		j.	Nebraska Sales Tax Trust Accounts	- $ ________

4	.	Net Book Value of Inventory		$ ________
		a.	New Vehicle Inventory	$ ________
		b.	Used Vehicle Inventory (includes
			Program Vehicles) held 100 days or	+$ ________
less
		c.	Flooring N/P New Vehicle	- $ ________
		d.	Flooring N/P Program Vehicle	- $ ________
		e.	Vehicle Lien Payoff (includes
			discontinued operations)	- $ ________
		f.	Other Debt secured by New, Used,
			Program Vehicles	- $ ________
Discontinued Operations:
		g.	New Vehicle Inventory	+$ ________
		h.	Used Vehicle Inventory (includes
Program Vehicles) held 100 days or
			less	+$ ________
		i.	Flooring N/P New Vehicle	- $ ________
		j.	Flooring N/P Program Vehicle	- $ ________

		k.	Other debt secured by New,	$ ________
		Used, Program Vehicles		- $ ________

	Total Vehicle Equity			$ ________	80%	$ ________

(b)	Eligible Receivables:

	1.	Eligible Accounts		$
		a.	Customer Receivables	$ ________
		b.	Less: amounts 60+ past due	- $ ________
	2.	PLUS Insurance Receivables		$ ________
	3.	PLUS Factory Receivables		$ ________
	4.	PLUS Finance Receivables		$ ________
	5.	PLUS Notes Receivable (2)		$ ________

	Total Eligible Receivables			$ ________	50%	$ ________

(c)	Service Loaner Vehicles

	1.	Service Loaner Vehicles, cost		$ ________
	2.	MINUS Service Loaner Vehicles,
		accumulated depreciation		$ ________
	3.	MINUS Service Loaner Vehicle Notes		$ ________

	Total Service Loaner Vehicles (3)			$ ________	80%	$ ________

(d)	Parts & Accessories

Continuing Operations:
	1.	Parts and Accessories Inventory		$ ________
	2.	PLUS Materials		$ ________
	3.	MINUS Factory Trade Creditors (includes
		discontinued operations)		$ ________
Discontinued Operations:
	4.	PLUS Parts and Accessories Inventory		$ ________
	5.	PLUS Materials		$ ________

	Total Parts & Accessories			$ ________	65%	$ ________

(e)	Aircraft

	1.	Lithia Aircraft, cost	$ __________
	2.	MINUS Lithia Aircraft, accumulated
		depreciation	$ __________

	Net Book Value of Aircraft		$ __________	80%	$__________ (3)

(f)	Equipment

	1.	Continuing Operations:	$ __________
	2.	Office Equipment, cost (includes aircraft)	$ __________
	3.	MINUS Office Equipment, accumulated
		depreciation	$ __________
	4.	PLUS Service and Parts Equipment, cost	$ __________
	5.	MINUS Service and Parts Equipment,
		accumulated depreciation	$ __________
	6.	MINUS Net Book Value of Aircraft	$ __________
Discontinued Operations:(4)
	7.	PLUS Office Equipment, cost	$ __________
	8.	MINUS Office Equipment, accumulated
		depreciation	$ __________
	9.	PLUS Service and Parts Equipment, cost	$ __________
	10.	MINUS Service and Parts Equipment,
		accumulated depreciation	$ __________

	Net Equipment book value (5)		$ __________	35%	$ __________

(g)	Required Reduction		Minus		$__________ (6)

		Total Aggregate Borrowing Base			$__________

Outstandings on Line of Credit and
		Letters of Credit			$ __________

		Total Revolving Loan Commitment			$__________ (7)

Total Revolving Loan Commitment
		Minus Outstandings			$

		Borrowing Base Minus Outstandings			$

Notes:
(1)   Cannot exceed $10 million
(2)   Cannot exceed $50 thousand
(3)   Lesser of 80% of nbv or $6 million
(4)   Discontinued Operations does not include $_______________ in non-collateral assets such as Real Estate, Leasehold Improvements, Goodwill and Other Intangible Assets classified as "Held for Sale"
(5)   Net Equipment Book Value does not include $_________________ in "Leasehold Improvements" included in "Equipment and other" on the balance sheet
(6)   $40 million prior to February 28, 2009 or $85 million on and after February 28, 2009, minus, in either case, permitted principal payments made on the Senior Subordinated Notes
(7)   $150 million prior to Sixth Amendment Date; $100 million from Sixth Amendment Date through April 30, 2009; $75 million from May 1, 2009 through September 29, 2009; $50 million from September 30, 2009 through December 30, 2009; and $25 million on and after December 31, 2009.